UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 31, 2006

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (781) 565-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Amended and Restated 2000 Stock Plan
Ex-99.2 Amended and Restated 1995 Directors' Stock Option Plan
Ex-99.3 Amended and Restated 1995 Employee Stock Purchase Plan

Item 1.01.      Entry into a Material Definitive Agreement.
On March 31, 2006, Nuance Communications, Inc. (the “Company”) held its annual meeting of stockholders. At the meeting, the Company’s stockholders approved, among other things: (i) the amendment and restatement of the Company’s 2000 Stock Plan (the “2000 Plan”), (ii) the amendment and restatement of the Company’s 1995 Directors’ Stock Option Plan (the “Directors’ Plan”) and (iii) the amendment and restatement of the Company’s 1995 Employee Stock Purchase Plan (the “ESPP Plan”). The Company’s board of directors had previously approved the amendment and restatement of each of the plans.
The amended and restated 2000 Plan includes, among other things, the following amendments:
(1)	an increase in the number of shares of common stock authorized for issuance under the 2000 Plan by 4,500,000 shares;

(2)	removal of a provision that causes shares granted pursuant to restricted stock awards and restricted stock units to count against the maximum share limitation under the 2000 Plan as 1.33 shares for every one share granted;

(3)	removal of the limitation on the number of shares of common stock that the Company will be able to issue pursuant to awards of restricted stock and restricted stock units;

(4)	an increase in the limitation on the number of shares subject to an award of options or stock appreciation rights that may be granted to any one individual in any fiscal year from 750,000 shares of common stock to 1,000,000 shares of common stock, provided such amount shall be doubled in the event the award is issued in connection with an individual’s initial employment with the Company; and

(5)	an increase in the limitation on the number of shares subject to an award of restricted stock that may be granted to any one individual in any fiscal year from 500,000 shares of common stock to 750,000 shares of common stock, provided such amount shall be doubled in the event the award is issued in connection with an individual’s initial employment with the Company.
A copy of the amended and restated 2000 Plan is attached hereto as Exhibit 99.1. A more extensive discussion of the terms of the amended and restated 2000 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 17, 2006 (the “Proxy Statement”).
The amended and restated Directors’ Plan includes, among other things, the following amendments:
(1)	an increase in the number of shares of common stock authorized for issuance under the Directors’ Plan by 500,000 shares;

(2)	expanding the type of awards which may be issued pursuant to the Directors’ Plan to include restricted stock purchase rights;

(3)	changing the initial grant of 50,000 stock options to a grant of 30,000 shares of restricted stock, vesting annually over a three-year period; and

(4)	changing the annual grant of 15,000 stock options to a grant of 15,000 shares of restricted stock, vesting annually over a three-year period.
A copy of the amended and restated Directors’ Plan is attached hereto as Exhibit 99.2. A more extensive discussion of the terms of the amended and restated Directors’ Plan is set forth in the Proxy Statement.

The amended and restated ESPP Plan includes, among other things, the following amendments:
(1)	an increase in the number of shares authorized for issuance under the ESPP Plan by 500,000 shares; and

(2)	inclusion of a provision requiring shares purchased pursuant to the ESPP Plan to be deposited in an account with a Company-approved broker until such shares are sold or the applicable holding periods for tax purposes have been satisfied.
A copy of the amended and restated ESPP Plan is attached hereto as Exhibit 99.3. A more extensive discussion of the terms of the amended and restated ESPP Plan is set forth in the Proxy Statement.
Item 9.01.      Financial Statements and Exhibits.
     (d)      Exhibits
99.1	Amended and Restated 2000 Stock Plan

99.2	Amended and Restated 1995 Directors’ Stock Option Plan

99.3	Amended and Restated 1995 Employee Stock Purchase Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: April 6, 2006	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated 2000 Stock Plan

99.2	Amended and Restated 1995 Directors’ Stock Option Plan

99.3	Amended and Restated 1995 Employee Stock Purchase Plan